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                                                                  EXHIBIT 10.39


                                    ADDENDUM


         THIS ADDENDUM ("Addendum") is made effective as of the 1st day of January, 1997, to that certain Corporate Services Agreement dated April 21, 1995 (the "Agreement"), by and between MATRIA HEALTHCARE, INC. (formerly HEALTHDYNE, INC.), a Delaware corporation, and HEALTHDYNE TECHNOLOGIES, INC., a Georgia corporation.

         The parties hereby amend the Agreement as follows:

         1. The term of this Agreement is hereby extended and shall remain in effect on a month-to-month basis until either party terminates the Agreement on thirty (30) days prior written notice to the other party.

         2. Unless otherwise amended or changed, all other terms and conditions of the Agreement shall remain as originally stated.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their corporate officers as of the day and year first above written.



HEALTHDYNE TECHNOLOGIES, INC.            MATRIA HEALTHCARE, INC.


By:                                      By:
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Title:                                   Title:
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Date:                                    Date:
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